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COMMON STOCK                                                   __________ SHARES
CERTIFICATE NO. __      ROMA FINANCIAL CORPORATION

                          INCORPORATED UNDER THE
                        LAWS OF THE UNITED STATES

                                                               CUSIP ___________
                                             SEE REVERSE FOR CERTAIN DEFINITIONS

     THIS
     CERTIFIES
     THAT

     IS THE
     OWNER OF
               -----------------------------------------------------

              FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK,
                          $0.10 PAR VALUE PER SHARE, OF

                           ROMA FINANCIAL CORPORATION

     The shares evidenced by this certificate are transferable only on the books of the Company by the holder of record hereof in person or by attorney, upon the surrender of this certificate properly endorsed. This certificate and the shares represented thereby are issued and shall be subject to all the provisions contained in the Charter and Bylaws of the Company and any amendments thereto (copies of which are on file with the Company, and to all the provisions to which the holder, by acceptance hereof, assents. These shares are nonwithdrawable and are not of an insurable type. This certificate is not valid unless countersigned and registered by the Company's transfer agent and registrar.

     THE SHARES REPRESENTED BY THIS CERTIFICATE ARE NOT A DEPOSIT OR ACCOUNT
                  AND ARE NOT FEDERALLY INSURED OR GUARANTEED.

         IN WITNESS WHEREOF, Roma Financial Corporation has caused this certificate to be executed by the facsimile signatures of its duly authorized officers and has caused a facsimile of its corporate seal to be hereunto affixed.

Dated:


_________________________                  _____________________________________
Margaret T. Norton                         Peter A. Inverso
Secretary                     [SEAL]       President and Chief Executive Officer

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                           ROMA FINANCIAL CORPORATION

     The shares represented by this certificate are issued subject to all the provisions of the Charter and Bylaws of ROMA FINANCIAL CORPORATION (the "Company"), as from time to time amended (copies of which are on file at the principal office of the Company), to all of which the holder by acceptance hereof assents.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.


TEN COM -         as tenants in common      UNIF GIFT TRAN ACT -                 Custodian
                                                                 ---------------           --------------
                                                                      (Cus)                    (Minor)
TEN ENT -         as tenants by the entireties
                                                                      under Uniform Transfers to Minors Act


JT TEN  -         as joint tenants with right of
                  survivorship and not as tenants                      -------------------------------------
                  in common                                                       ( State)
                  in common

     Additional abbreviations may also be used though not in the above list.


         FOR VALUE RECEIVED, ________________ hereby sell, assign and transfer unto _________________, __________ shares of the common stock evidenced by this certificate, and do hereby irrevocably constitute and appoint _________________, Attorney, to transfer the said shares on the books of the Company with full power of substitution.

Dated                          ,
      -------------------------  ---------



                                            ------------------------------------
                                            Signature


                                            ------------------------------------
                                            Signature

In presence of:
                ----------------------------

NOTE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME OF THE STOCKHOLDER(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.